EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2015
EARNINGS PER SHARE [Abstract]
Basic and diluted earnings per share
Basic earnings per share ("EPS") are calculated by dividing net (loss) income by the weighted average number of common shares outstanding for the period. Diluted EPS are calculated by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding during the period.

All figures in USD	2015	2014	2013
Numerator
Net (Loss) Income	(10,844)	6,931	(70)
Denominator
Basic - Weighted Average Common Shares Outstanding	23,203,142	20,314,530	8,772,166
Dilutive effect of Warrants issued	-	35,874	-
Dilutive - Weighted Average Common Shares Outstanding	23,203,142	20,350,404	8,772,166
(Loss) Income per Common Share
Basic	(0.47)	0.34	(0.01)
Dilutive	(0.47)	0.34	(0.01)